UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ORACLE CORPORATION 2026 Annual Meeting Vote by November 17, 2026 11:59 PM ET. For shares held in a Plan, vote by November 13, 2026 11:59 PM ET. ORACLE CORPORATION ATTN: LUIS MONTANO 2300 ORACLE WAY AUSTIN, TX 78741 ORACLE logo T04001-P57303 You invested in ORACLE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 18, 2026. Vote Virtually at the Meeting* November 18, 2026 9:00 AM, CST Virtually at: www.virtualshareholdermeeting.com/ORCL2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 18, 2026 9:00 AM, CST Virtually at: www.virtualshareholdermeeting.com/ORCL2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Awo Ablo 02) Jeffrey S. Berg 03) Michael J. Boskin 04) Safra A. Catz 05) Bruce R. Chizen 06) Lawrence J. Ellison 07) Rona A. Fairhead 08) Jeffrey O. Henley 09) Clayton M. Magouyrk 10) Tomislav Mihaljevic 11) Charles W. Moorman 12) Stephen H. Rusckowski 13) Michael D. Sicilia 2. Advisory Vote to Approve the Compensation of our Named Executive Officers For 3. Ratification of the Selection of our Independent Registered Public Accounting Firm For 4. Stockholder Proposal Regarding Preservation of Shareholder Proposal Access Rights Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T04002-P57303